UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

July 23, 2008

1-7810

Commission File Number

Energen Corporation

Registrant

Alabama	63-0757759
State of Incorporation	IRS Employer Identification Number

605 Richard Arrington Jr. Boulevard North Birmingham, Alabama	35203
(Address of principal executive offices)	(Zip Code)

(205) 326-2700

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 23, 2008, the bylaws of Energen Corporation were amended to include new sections 1.10, 1.11, and 1.12 which set forth advance notice provisions applicable to stockholders proposing to nominate directors or bring other business before a meeting of stockholders. The bylaws as amended are attached as Exhibit 99.1 to this report.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K.

Exhibit Number:
99.1	*Energen Corporation By-Laws as Amended through July 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGEN CORPORATION

July 25, 2008	By	/s/ J. David Woodruff
J. David Woodruff
General Counsel and Secretary of Energen Corporation

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	*Energen Corporation By-Laws as Amended through July 23, 2008